Exhibit 10.1

EXECUTION COPY

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 29, 2007 by and among TAXI MEDALLION LOAN TRUST II (the “Borrower”), THE FINANCIAL INSTITUTIONS PARTY HERETO, as Conduit Lenders (the “Conduit Lenders”), THE FINANCIAL INSTITUTIONS PARTY HERETO, as Committed Lenders (the “Committed Lenders”), THE FINANCIAL INSTITUTIONS PARTY HERETO, as Managing Agents (the “Managing Agents”), and CITICORP NORTH AMERICA, INC., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the LSA referred to below.

PRELIMINARY STATEMENTS

A. The parties hereto are parties to that certain Loan and Security Agreement dated as of December 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “LSA”).

B. The parties hereto have agreed to amend the LSA on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the LSA. Effective as of the “Amendment Effective Date” (as defined below) and subject to the satisfaction of the condition precedents set forth in Section 2 below, the LSA is hereby amended as follows:

1.1 Section 1.01 of the LSA is hereby amended as follows:

(a) The definition of “Commitment Termination Date” set forth therein is amended to delete the reference to the date “December 18, 2007” set forth therein and to replace such date with the date “November 27, 2008.”

(b) The definition of “Credit Advance Rate” set forth therein is amended to delete the percentage “50%” set forth opposite “Class E Medallion Loan” in the table set forth in such definition and to replace such percentage with the percentage “0%.”

(c) The definition of “Discount Rate” set forth therein is hereby amended and restated in its entirety as follows:

“Discount Rate” means, as of any date of determination, a per annum rate equal to (a) the “Servicing Fee Rate” (as defined in the Servicing Agreement) plus (b) 1.00% plus (c) the greater of

(i) the Swap Rate as of such date of determination plus 0.05%, and

(ii) the LIBO Rate as of such date of determination.

1.2 Section 7.10 of the LSA is hereby amended and restated in its entirety as follows:

Section 7.10 Hedging Strategy. The Borrower shall implement a commercially reasonable Hedging Strategy satisfactory to the Administrative Agent and the Borrower shall at all times thereafter maintain a commercially reasonable Hedging Strategy acceptable to the Administrative Agent if

(i) an Event of Default has occurred, or

(ii) (A) the Termination Date has occurred and (B) the two month rolling average Discount Spread reported in any Borrowing Base Certificate exceeded 2.5%.

1.3 Schedule 1 to the LSA is amended to add the following clause (ddd) at the end of such schedule:

(ddd) Such Medallion Loan in not a Class E Medallion Loan.

1.4 Schedule 2 to the LSA is amended and restated in its entirety as Attachment I attached hereto.

SECTION 2. Effective Date. This Amendment shall become effective, as of the date first above written (the “Amendment Effective Date”), upon receipt by the Administrative Agent of (i) a counterpart to this Amendment duly executed by each party hereto, (ii) an Amended and Restated Promissory Note in substantially the form of Attachment II attached hereto, (iii) a counterpart to the Amended and Restated Fee Letter (the “Fee Letter”) dated the date hereof among the Borrower, the Administrative Agent, and Citicorp North America, Inc., in its capacity as a Managing Agent duly executed by each party thereto and (iv) all fees payable to the Administrative Agent pursuant to Section 3 of the Fee Letter in connection with the increase to the Maximum Committed Credit contemplated hereby.

SECTION 3. Covenants, Representations and Warranties of the Borrower.

3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the LSA and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

3.2 As of the Amendment Effective Date, the Borrower represents and warrants to the Lenders, the Managing Agents and the Administrative Agent that:

(a) no Event of Default or Default exists or will result from the execution of this Amendment; and

(b) each of the LSA (as amended by this Amendment) and this Amendment has been duly authorized by proper proceedings of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies.

SECTION 4. Effect on the LSA.

4.1 On and after the Amendment Effective Date, each reference in the LSA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and all references to the LSA in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the LSA as amended hereby. The LSA and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party to the LSA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.3 Each party hereto agrees and acknowledges that this Amendment constitutes a “Transaction Document” under and as defined in the LSA.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9. Expenses. The Borrower agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above to be effective as hereinabove provided.

TAXI MEDALLION LOAN TRUST II, as Borrower

By:	/s/ Andrew M. Murstein
Name:	Andrew M. Murstein
Title:	President

By:	/s/ Brian S. O’Leary
Name:	Brian S. O’Leary
Title:	Vice President

CITICORP NORTH AMERICA, INC., as a Managing Agent and as Administrative Agent

By:	/s/ Kimberly A. Conyngham
Name:	Kimberly A. Conyngham
Title:	Vice President

CHARTA, LLC, as a Conduit Lender

By:	Citicorp North America, Inc.,
as Attorney-in-Fact

By:	/s/ Kimberly A. Conyngham
Name:	Kimberly A. Conyngham
Title:	Vice President

CITIBANK, N.A., as a Committed Lender

By:	/s/ Kimberly A. Conyngham
Name:	Kimberly A. Conyngham
Title:	Vice President